UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On March 19, 2018, The Cooper Companies, Inc. (“Cooper”) held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in Cooper’s definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on February 2, 2018. Votes were cast by the stockholders as set forth below.

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of Cooper until the 2019 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Vote
A. Thomas Bender (Chairman)	41,631,201	1,153,389	31,481	2,077,568
Colleen E. Jay	42,544,483	239,198	32,391	2,077,567
Michael H. Kalkstein	39,250,371	3,523,544	42,154	2,077,570
William A. Kozy	42,670,206	112,698	33,166	2,077,569
Jody S. Lindell	42,242,078	531,770	42,223	2,077,568
Gary S. Petersmeyer	42,582,668	200,782	32,620	2,077,569
Allan E. Rubenstein, M.D. (Vice-Chairman and Lead Director)	39,187,851	3,595,711	32,509	2,077,568
Robert S. Weiss	42,276,586	506,502	32,984	2,077,567
Stanley Zinberg, M.D.	39,807,005	2,976,022	33,045	2,077,567

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP to serve as Cooper’s independent registered public accounting firm for the fiscal year ending October 31, 2018 was ratified.

For	Against	Abstain	Broker Non-Vote
44,137,090	706,241	50,306	-0-

Proposal 3 – Advisory Vote on Executive Compensation

The stockholders adopted, on an advisory basis, a resolution approving the compensation of Cooper’s Named Executive Officers as presented in the Proxy Statement.

For	Against	Abstain	Broker Non-Vote
40,728,243	1,989,449	98,376	2,077,571

Proposal 4 – Stockholder Proposal Regarding A “Net-Zero” Greenhouse Gas Emissions Report

The stockholders did not approve a stockholder proposal regarding creation of a “net-zero” greenhouse gas emissions report by the Company.

For	Against	Abstain	Broker Non-Vote
13,034,938	26,724,602	3,056,529	2,077,570

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Carol R. Kaufman
Carol R. Kaufman
Executive Vice President, Secretary, Chief Administrative Officer & Chief Governance Officer

Dated:     March 23, 2018